EXHIBIT 32.1

AMENDED CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended quarterly report on Form 10-Q/A of ZZLL Information Technology Inc. (the “Company”) for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of knowledge and belief:

(1)

the Amended Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 6, 2017

     By :

/s/ Sean Webster

Sean Webster

Chief Executive Officer

Date: September 11, 2017

     By :

/s/ Philip Lo

Philip Lo

Chief Financial Officer